EXHIBIT 99.2
                                                                    ------------


                  WESTERN POWER & EQUIPMENT CORP AND SUBSIDIARY

                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

                                  July 31, 2004

                  WESTERN POWER & EQUIPMENT CORP AND SUBSIDIARY
        WESTERN POWER & EQUIPMENT CORP AND ARIZONA PACIFIC MATERIALS, LLC

                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated balance sheet aggregates the consolidated balance sheets of Western Power & Equipment Corp (WPE) and subsidiary, as of July 31, 2004, and the balance sheet of Arizona Pacific Materials, LLC as of July 31, 2004, and gives effect to the purchase transaction which occurred on September 15, 2004. The accounting for the transaction is more fully described in Note 1 to the pro forma financial statements.

The following unaudited pro forma consolidated statement of operations combine the results of operations of Western Power & Equipment Corp and its subsidiary for the year ended July 31, 2004, with the results of operations of Arizona Pacific Materials, LLC (APM), which it acquired effective September 15, 2004. The statement of operations presents the business activity for both entities for the twelve months ended July 31, 2004, as if the acquisition of Arizona Pacific Materials, LLC occurred as of the beginning of the fiscal year.

The unaudited pro forma consolidated financial statements should be read in conjunction with the separate historical audited financial statements of Arizona Pacific Materials, LLC, appearing elsewhere herein, and the historical audited financial statements of Western Power & Equipment Corp, as filed and included in Form 10-K for the period ended July 31, 2004. These pro forma financial statements are not necessarily indicative of the consolidated financial position, had the acquisition occurred on the date indicated above, or the consolidated results of operations which might have existed for the periods indicated or the results of operations as they may be in the future. The pro forma adjustments are based on available financial information and certain estimates and assumptions set forth in the accompanying notes.













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
                  WESTERN POWER & EQUIPMENT CORP AND SUBSIDIARY

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                   (Unaudited)

                                  JULY 31, 2004

                                     ASSETS
                                                         WPE              APM                                Pro Forma
                                                     Consolidated     Consolidated      Pro Forma           Consolidated
                                                     07/31/2004(a)    07/31/2004(b)    Adjustments           07/31/2004
                                                     ------------     ------------     ------------         ------------
CURRENT ASSETS
   Cash and cash equivalents                         $    417,151     $         --     $         --         $    417,151
   Accounts receivable, net                            11,659,952          142,132         (142,132)(c)       11,659,952
   Inventory                                           28,937,995        1,387,532           17,193 (d)       30,342,720
   Prepaid expenses                                       205,099           11,111          (11,111)(e)          205,099
                                                     ------------     ------------     ------------         ------------
       TOTAL CURRENT ASSETS                            41,220,197        1,540,775         (136,050)          42,624,922

PROPERTY AND EQUIPMENT, NET                            13,673,105        1,597,442           (2,167)(f)       15,268,380

OTHER ASSETS
   Other assets                                           131,108              200             (200)(g)          131,108
                                                     ------------     ------------     ------------         ------------
       TOTAL OTHER ASSETS                                 131,108              200             (200)             131,108
                                                     ------------     ------------     ------------         ------------
           TOTAL ASSETS                              $ 55,024,410     $  3,138,417     $   (138,417)        $ 58,024,410
                                                     ============     ============     ============         ============



                 LIABILITIES & STOCKHOLDER'S EQUITY (DEFICIENCY)


CURRENT LIABILITIES
   Borrowings under floor plan financing             $ 14,560,671     $         --     $         --         $ 14,560,671
   Short term borrowings - GE line of credit           31,709,750               --               --           31,709,750
   Convertible debt                                        50,000               --               --               50,000
   Accounts payable                                     5,461,387          219,219         (219,219)(h)        5,461,387
   Accrued liabilities                                  2,199,575           19,365          (19,365)(i)        2,199,575
   Capital leases payable                                  27,211               --               --               27,211
   Notes payable to members                                    --        1,422,836       (1,422,836)(j)               --
   Advances from members                                       --        1,536,961       (1,536,961)(j)               --
   Notes payable, current portion                          11,839        4,287,548       (4,287,548)(k)           11,839
                                                     ------------     ------------     ------------         ------------
       TOTAL CURRENT LIABILITIES                       54,020,433        7,485,929       (7,485,929)          54,020,433

NOTES PAYABLE, LONG TERM PORTION AND
OTHER LIABILITIES                                         901,943        1,214,155        1,785,845 (k)        3,901,943
                                                     ------------     ------------     ------------         ------------

       TOTAL LIABILITIES                               54,922,376        8,700,084       (5,700,084)          57,922,376

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY (DEFICIENCY)
   Common stock                                            10,260               --               --               10,260
   Additional paid-in capital                          16,932,207               --               --           16,932,207
   Treasury Stock                                        (843,511)              --               --             (843,511)
   Accumulated deficit                                (15,996,922)      (5,561,667)       5,561,667 (l)      (15,996,922)
                                                     ------------     ------------     ------------         ------------
       TOTAL STOCKHOLDERS' EQUITY (DEFICIENCY)            102,034       (5,561,667)       5,561,667              102,034
                                                     ------------     ------------     ------------         ------------
       TOTAL LIABILITIES AND STOCKHOLDERS'
       EQUITY (DEFICIENCY)                           $ 55,024,410     $  3,138,417     $   (138,417)        $ 58,024,410
                                                     ============     ============     ============         ============

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
                  WESTERN POWER & EQUIPMENT CORP AND SUBSIDIARY

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)

                        FOR THE YEAR ENDED JULY 31, 2004



                                                                          APM
                                                          WPE         Twelve Months                          Pro Forma
                                                     Consolidated         Ended          Pro Forma          Consolidated
                                                     07/31/2004(a)    07/31/2004(b)     Adjustments          07/31/2004
                                                     ------------     ------------     ------------         ------------
REVENUES                                             $115,516,238     $    769,940               --         $116,286,178

COST OF REVENUES                                      101,346,512        1,723,805               --          103,070,317
                                                     ------------     ------------     ------------         ------------

       GROSS PROFIT                                    14,169,726         (953,865)              --           13,215,861

OPERATING EXPENSES
   Selling, general and administrative
   expenses                                             9,594,406          443,266               --           10,037,672
                                                     ------------     ------------     ------------         ------------

       NET OPERATING INCOME (LOSS)                      4,575,320       (1,397,131)              --            3,178,189

OTHER INCOME (EXPENSE)
   Other income                                           152,065          (35,774)              --              116,291
   Interest expense, net                               (2,766,572)        (361,861)         211,861 (c)       (2,916,572)
                                                     ------------     ------------     ------------         ------------

       TOTAL OTHER INCOME (EXPENSE)                    (2,614,507)        (397,635)         211,861           (2,800,281)
                                                     ------------     ------------     ------------         ------------

NET INCOME(LOSS) BEFORE TAXES                           1,960,813       (1,794,766)         211,861              377,908

PROVISION FOR INCOME TAXES                                 48,000               --               --               48,000
                                                     ------------     ------------     ------------         ------------

NET INCOME                                           $  1,912,813     $ (1,794,766)    $    211,861         $    329,908
                                                     ============     ============     ============         ============

Net Income per Common Share, Basic and Diluted                                                              $       0.03
                                                                                                            ============
Weighted Average Shares Outstanding                                                                           10,130,000
                                                                                                            ============



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
                  WESTERN POWER & EQUIPMENT CORP AND SUBSIDIARY

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)
NOTE 1--ACQUISITION

On September 15, 2004, Western Power & Equipment Corp acquired Arizona Pacific Materials, LLC, a Phoenix, Arizona-based company that operates two surface mines producing cinder aggregate to supply material for block manufactures, concrete and asphalt suppliers and landscape contractors, in the Phoenix and Flagstaff, Arizona building/construction markets.

Pursuant to the purchase, Western Power & Equipment Corp agreed to pay $3,000,000, of which $500,000 was paid in cash to seller upon the closing of the transaction and a note to seller was signed for $2,500,000 due in two installments, $2,000,000 due within thirteen months and $500,000 due within nineteen months of the date of closing. The following table summarizes the allocation of the purchase price:

           Purchase Price:
           ---------------
              Cash                                   $    500,000
              Note payable to members                   2,500,000
                                                     ------------
                    Total Purchase Price             $  3,000,000
                                                     ============

           Allocation of Purchase Price:
           -----------------------------
              Inventory                              $  1,404,725
              Land                                        729,000
              Furniture, fixtures & equipment             866,275
                                                     ------------
                    Total Assets Acquired            $  3,000,000
                                                     ============

NOTE 2--PRO FORMA ADJUSTMENTS

The pro forma adjustments give effect to the purchase of Arizona Pacific Materials, LLC (APM), as if all of these transactions had occurred at the beginning of the period presented.

BALANCE SHEET:

(a) Derived from the audited balance sheet of Western Power & Equipment Corp as of July 31, 2004.

(b) Derived from the unaudited balance sheet of Arizona Pacific Materials, LLC as of July 31, 2004.

(c) Adjusted for the elimination of receivables not assumed by Western Power & Equipment Corp.

(d) Adjusted for valuation of Arizona Pacific Materials, LLC inventory at the date of purchase.

(e) Adjusted for the elimination of prepaid expenses not acquired by Western Power & Equipment Corp.

(f) Adjusted for the increased appraisal value for land and an adjustment of equipment to lower the cost to a derived market value at the date of purchase.

(g) Adjusted for the elimination of deposits not acquired by Western Power & Equipment Corp.

(h) Adjusted for the elimination of accounts payable not assumed by Western Power & Equipment Corp.

(i) Adjusted for the elimination of accrued liabilities not assumed by Western Power & Equipment Corp.

(j) Adjusted for the elimination of payables to members not assumed by Western Power & Equipment Corp.
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
                  WESTERN POWER & EQUIPMENT CORP AND SUBSIDIARY

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)



NOTE 2--PRO FORMA ADJUSTMENTS (CONTINUED)

(k) Adjusted for the elimination of long term notes payable of $5,501,703 not assumed by Western Power & Equipment Corp and the addition of the notes payable by Western Power & Equipment Corp related to the purchase of Arizona Pacific Materials, LLC in the amount of $2,500,000 and $500,000 to third parties to finance the payment due at closing. These notes are payable with interest at 5% per annum.

(l) Adjusted for the elimination of Arizona Pacific Materials LLC equity accounts.



STATEMENT OF OPERATIONS:

(a) Derived from the audited statement of operations of Western Power & Equipment Corp for the twelve months ended of July 31, 2004.

(b) Derived from the unaudited statement of operations of Arizona Pacific Materials, LLC for the twelve months ended July 31, 2004. The statement of operations was derived by adding the four (4) months ended July 31, 2004 to APM's twelve (12) months ended March 31, 2004 (audited financial statements) and removing the four (4) months ended July 31, 2003.

(c) Adjusted for the elimination of interest expense related to the debt not assumed by Western Power & Equipment Corp and the addition of interest expense related to the $3,000,000 in notes related to the acquisition of Arizona Pacific Materials, LLC.











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